SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 28, 2013

MAIDENFORM BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32568	06-1724014
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
485F US Hwy 1 South Iselin, NJ 08830
(Address, including Zip Code, Principal Executive Offices)

(732) 621-2500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Item 8.01.	Other Events.

Press Release

On August 28, 2013, Maidenform Brands, Inc. (“Maidenform”) was informed by the Federal Trade Commission that Maidenform has been granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to Maidenform’s proposed merger with a wholly owned subsidiary of Hanesbrands Inc. Maidenform disseminated a press release on August 28, 2013 announcing the early termination, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press Release, dated August 28, 2013, issued by Maidenform Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAIDENFORM BRANDS, INC.

Date:	August 29, 2013	By:	/s/ Christopher W. Vieth
			Name:	Christopher W. Vieth
			Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer (principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 28, 2013, issued by Maidenform Brands, Inc.